UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 31, 2006

United Heritage Bankshares of Florida, Inc.

(Exact name of registrant as specified in its charter)

Florida	N/A	04-3691059

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1411 Edgewater Drive, Suite 100 Orlando, FL	32804

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(407) 712-6151

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duty authorized.

United Heritage Bankshares of Florida, Inc.

(Registrant)

Date	July 31, 2006	/s/ David G. Powers

(Signature)*
*Print name and title of the signing officer under his signature.

Section 2 – Financial Information

Item 2.02 Results of Operations and financial condition
Ex-99.1 Quarterly Stockholder mailing as of June 30, 2006

Item 2.02	Results of Operations and financial condition
On July 31, 2006, United Heritage Bankshares of Florida, Inc. mailed to its stockholders the statement attached as exhibit 99.1 containing information of the results of operations and financial condition for the second quarter ending June 30 2006.

Exhibit No.	Exhibit
99.1	Quarterly Stockholder mailing as of June 30, 2006